ELFUN FUNDS

Elfun International Equity Fund

Supplement dated May 29, 2012

To the Statutory Prospectus dated April 30, 2012

and

Summary Prospectus dated April 30, 2012

Effective May 29, 2012, the Elfun Funds Prospectus dated April 30, 2012 (the “Prospectus”) and Elfun International Equity Fund Summary Prospectus dated April 30, 2012 (the “Summary Prospectus”) are revised as follows:

Elfun International Equity Fund

On page 8 of the Prospectus and on page 3 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Ralph R. Layman	21 years	Executive Vice President and Chief Investment Officer Emeritus
Jonathan L. Passmore	10 years	Senior Vice President
Michael J. Solecki	13 years	Senior Vice President and Chief Investment Officer – International Equities

On page 41 of the Prospectus, under the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Portfolio Managers,” the paragraph entitled “Elfun International Equity Fund” is deleted in its entirety and replaced with the following:

The Elfun International Equity Fund is managed by a team of portfolio managers that includes Ralph R. Layman, Jonathan L. Passmore and Michael J. Solecki. As lead portfolio manager for the Fund, Mr. Layman oversees the entire team and assigns a portion of the Fund to each manager, including himself. Each portfolio manager is limited to the management of his or her portion of the Fund, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the Fund.

On pages 41 – 42 of the Prospectus, under the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Portfolio Managers,” the biographies of Brian Hopkinson and Paul Nestro are deleted in their entirety.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.